Supplement dated November 4, 2008 to the Prospectus dated September 24, 2008

                Claymore Securities Defined Portfolio, Series 523

       Renewable and Alternative Energy Portfolio, Series 8 (the "Trust")

                               File No. 333-152714

         Notwithstanding anything to the contrary in the Prospectus, the Trust Portfolio no longer includes the following security:

VeraSun Energy Corporation

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuate and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.